Contract Assets, Net - Schedule of Contract With Customer Asset Net Current (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Contract with Customer, Asset, after Allowance for Credit Loss, Current [Abstract]
Contract assets	¥ 56,869	$ 8,924	¥ 26,031
Allowance for credit losses	(14,478)	(2,272)	(3,497)	$ (549)	¥ 0	¥ 0
Total	¥ 42,391	$ 6,652	¥ 22,534